Schedule 14(a) Information

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                                 (Amendment No.)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         Affinity Technology Group, Inc.
                (Name of Registrant as Specified in its Charter)
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)   Title of each class of securities to which transaction applies:

             ------------------------------------------------
       (2)   Aggregate number of securities to which transaction applies:

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       (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):_____

       (4)   Proposed maximum aggregate value of transaction:

             ------------------------------------------------
       (5)   Total fee paid:

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[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       (1)   Amount Previously Paid:

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


                             Affinity Technologies


                                          April 30, 2007



Dear Stockholders of Affinity Technology Group, Inc.:

         On behalf of the Board of Directors of Affinity Technology Group, Inc., it is my pleasure to invite you to attend the 2007 Annual Meeting of Stockholders of Affinity Technology Group, Inc., to be held at the Embassy Suites, 200 Stoneridge Drive, Columbia, South Carolina, on Thursday, May 31, 2007, at 10:00 a.m. local time.

         The principal business of the meeting will be the election of directors and the ratification of the appointment of our independent registered public accounting firm. In addition, we plan to review the Company's business during the past year and our plans for the current year.

         This booklet, which contains the Notice of Annual Meeting and the Proxy Statement, describes the business to be transacted at the meeting and provides certain other information about the Company and its directors and executive officers, which you should consider when voting your shares.

         It is important that your shares be represented at the meeting, whether or not you plan to attend. In order to be certain that your shares will be voted at the meeting, please complete, date and sign the accompanying proxy card and return it in the enclosed postage prepaid envelope, which requires no postage if mailed in the United States.

         I look forward to seeing you at the meeting.



                                          Very truly yours,

                                          /s/ Joseph A. Boyle
                                          -------------------
                                          Joseph A. Boyle
                                          Chairman, President and
                                          Chief Executive Officer

                         AFFINITY TECHNOLOGY GROUP, INC.
                           1310 Lady Street, Suite 601
                         Columbia, South Carolina 29201


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


To the Stockholders of Affinity Technology Group, Inc.:

         The Annual Meeting of the Stockholders of Affinity Technology Group, Inc. (the "Company") will be held at the Embassy Suites, 200 Stoneridge Drive, Columbia, South Carolina, on Thursday, May 31, 2007, at 10:00 a.m. local time for the following purposes:

         o        To elect three members to the Board of Directors;

         o To consider and vote upon a proposal to ratify the appointment Scott McElveen L.L.P. as the Company's independent registered public accounting firm for the year ending December 31, 2007; and

         o To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on April 6, 2007, as the record date for the determination of stockholders entitled to vote at the meeting. Accordingly, only stockholders who are holders of record at the close of business on that date are entitled to notice of and to vote at the meeting.

         A list of stockholders entitled to vote at the Annual Meeting will be open for examination by any stockholder for any purpose germane to the Annual Meeting during ordinary business hours for a period of ten days prior to the Annual Meeting at the principal executive offices of the Company at 1310 Lady Street, Suite 601, Columbia, South Carolina.



                                          By order of the Board of Directors:

                                          /s/ Joseph A. Boyle
                                          -------------------
                                          Joseph A. Boyle
                                          Chairman, President and
                                          Chief Executive Officer

         You are urged to complete, date and sign the accompanying proxy card and to return it promptly in the enclosed envelope, which requires no postage if mailed in the United States.

April 30, 2007

                               GENERAL INFORMATION

Proxy Solicitation

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Affinity Technology Group, Inc. (the "Company") of proxies to be voted at the 2007 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Embassy Suites, 200 Stoneridge Drive, Columbia, South Carolina, on Thursday, May 31, 2007, at 10:00 a.m. local time. The entire cost of this solicitation will be paid by the Company. In addition to solicitation by mail, arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy materials to their principals, and the Company may reimburse them for their expenses in doing so. Personal solicitations may be conducted by directors, officers and employees of the Company. This Proxy Statement and the accompanying proxy card will be mailed to stockholders on or about April 30, 2007.

Voting Procedures

         The Company's common stock, par value $0.0001 per share ("Common Stock"), is the only outstanding voting security of the Company. Holders of record of the Common Stock at the close of business on April 6, 2007, are entitled to vote at the Annual Meeting and are entitled to one vote for each share held. At the close of business on April 6, 2007, there were 45,267,398 shares of Common Stock outstanding.

         Under Article II, Section 6 of the Amended and Restated By-Laws of the Company (the "By-Laws"), the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting, present in person or represented by proxy, constitute a quorum for the transaction of business at the Annual Meeting. The By-Laws further provide that if a quorum is initially present, the stockholders of the Company may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken is approved by a majority of the stockholders initially constituting a quorum for the meeting. Abstentions, shares that are withheld as to voting with respect to one or more of the nominees for director and shares held by a broker, as nominee, that are voted at the discretion of such broker on any matter will be counted in determining the existence of a quorum.

         Under the Company's By-Laws, directors are elected by a plurality of the votes of shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote in the election of directors. Shares that are withheld as to voting with respect to a nominee for director will not be treated as votes cast with respect to the election of directors. The proposal to ratify the appointment of the Company's independent registered public accounting firm for the year ending December 31, 2007 will be approved if it receives the affirmative vote of the holders of a majority of shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter. For such purposes, abstentions will be treated as shares present and entitled to vote and, consequently, will be treated as a vote against such proposal. However, shares held of record by a broker, as nominee, that are not voted on such proposal will not be treated as shares present and entitled to vote on such proposal and, accordingly, will not affect the outcome of such proposal.

Voting of Proxies

         The shares represented by the accompanying proxy card and entitled to vote will be voted if the proxy card is properly signed and received by the Company prior to the meeting. Where a choice is specified on any proxy card as to the vote on any matter to come before the meeting, the proxy will be voted in accordance with such specification. Where no choice is specified, the proxy will be voted for the election of the persons nominated to serve as the directors of the Company named in this Proxy Statement, for the proposal to ratify the appointment of Scott McElveen L.L.P. as the Company's independent registered public accounting firm for the year ending December 31, 2007, and in such manner as the persons named on the enclosed proxy card in their discretion determine upon any such other business that may properly come before the meeting or any adjournment thereof. Any stockholder giving a proxy has the right to revoke it at any time before it is voted by giving written notice to the Company, by attending the meeting and giving notice of his or her intention to vote in person or by executing and delivering to the Company a proxy bearing a later date.

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information regarding the beneficial ownership of shares of common stock as of April 6, 2007, by: (i) each director and nominee for director of the Company; (ii) each current executive officer of the Company named under the caption "Executive Compensation--Summary Compensation Table," below; (iii) each other person who is known by the Company to beneficially own more than five percent of the outstanding shares of common stock (a "five percent stockholder"); and (iv) all directors and executive officers as a group. Except as set forth in the footnotes to the table below, each of the stockholders identified in the table below has sole voting and investment power over the shares beneficially owned by such person.

                                                                                       Percent of
                                                               Number of Shares       Outstanding
DIRECTORS AND EXECUTIVE OFFICERS                              Beneficially Owned      Shares Owned
--------------------------------                              ------------------      ------------
Peter R. Wilson (1)                                                 630,067               1.38%
Robert M. Price (2)                                                 686,179               1.50%
Joseph A. Boyle (3)                                               3,375,148               7.01%
S. Sean Douglas (4)                                                 507,033               1.11%
Directors and executive officers as a group (4 persons)           5,198,427              10.54%

FIVE PERCENT STOCKHOLDERS
-------------------------
The South Financial Group (5)                                     5,064,765              11.04%

---------------------
*Indicates less than one percent.
(1) Includes options to acquire 350,000 shares of Common Stock. that are currently exercisable.
(2) Includes options to acquire 350,000 shares of Common Stock. that are currently exercisable.
(3) Includes options to acquire 2,028,333 shares of Common Stock. that are currently exercisable. Also includes 834,315 shares of Common Stock that may be acquired upon conversion of a convertible note in the principal amount of $166,863 held by Mr. Boyle. This amount does not include 43,887 shares that may be issued in lieu of cash, at the Company's election, in payment of accrued interest on such convertible note.
(4) Consists entirely of options to acquire Common Stock that are exercisable as of April 28, 2007.
(5) In March 2005, The South Financial Group, Inc. ("The South Financial Group") transferred 4,876,340 shares of the Company's Common Stock to The South Financial Group Foundation (the "Foundation"), and, based on an amended Schedule 13G filed on or about February 14, 2006, the Foundation held 4,454,190 shares of the Company's Common Stock. The shares shown in the table above also include 610,575 shares of Common Stock that may be acquired upon conversion of a convertible note in the principal amount of $122,115 held by CF Investment Company, a subsidiary of The South Financial Group. This amount does not include 32,118 shares that may be issued in lieu of cash, at the Company's election, in payment of accrued interest on such convertible note. The South Financial Group's address is Post Office Box 1029, Greenville, South Carolina, 29602.


The South Financial Group (formerly Carolina First Corporation)

         On November 8, 1995, the Company issued a warrant (the "Warrant") to The South Financial Group (formerly Carolina First Corporation) that entitled The South Financial Group to purchase an aggregate of 6,666,340 shares of Common Stock of the Company for a purchase price of approximately $0.0001 per share. The terms of the Warrant provided, among other things, that such warrant could not be exercised by The South Financial Group for a number of shares of Common Stock equal to or greater than five percent of all outstanding shares of Common Stock of the Company unless The South Financial Group obtained the written consent of the Board of Governors of the Federal Reserve System (the "Federal Reserve Board"). During 1997, The South Financial Group obtained the consent of the Federal Reserve Board to exercise the Warrant in full, and in 2001, The South Financial Group exercised the warrant in full. In November 2003, The South Financial Group acquired a convertible note issued by the Company in the original principal amount of $100,000, which is convertible into 500,000 shares of Common Stock. In March 2005, The South Financial Group transferred all of its remaining shares of Common Stock acquired upon exercise of the Warrant to The South Financial Group Foundation. The South Financial Group Foundation holds 4,454,190 shares of the Company's Common Stock based on an amended Schedule 13G filed on or about February 14, 2007. We have treated all shares held by The South Financial Group Foundation as beneficially held by The South Financial Group.

                               BOARD OF DIRECTORS

         The business and affairs of the Company are managed by or under the direction of the Board of Directors, as provided by Delaware law and the Company's By-Laws. The directors establish overall policies and standards for the Company and review the performance of management. The directors are kept informed of the Company's operations at meetings of the Board, through reports and analyses and through discussions with management.

Meetings of the Board

         The Board of Directors met five times during the year ended December 31, 2006. All directors participated in at least 80% of all meetings of the Board of Directors and the committees of the Board of Directors on which they served during 2006.

Committees of the Board

         The Board of Directors has established an Audit Committee and a Compensation Committee. There is no nominating committee of the Board of Directors.

         The Audit Committee, established in 1996, has the authority to appoint and remove the Company's independent registered public accounting firm, with whom the Audit Committee reviews the scope of audit and non-audit assignments and related fees, the accounting principles used by the Company in financial reporting and the adequacy of the Company's internal control procedures. The members of the Audit Committee, which met once during the year ended December 31, 2006, are Dr. Peter R. Wilson (Chairman) and Robert M. Price. The Board of Directors has adopted a charter for the Audit Committee, and a copy of the charter is attached as Appendix A to this Proxy Statement.

         The Compensation Committee has the authority, among other things, to:
(i) determine the cash and non-cash compensation of each of the Company's executive officers and any other employee with an annual salary in excess of $100,000; (ii) consider and recommend to the Board such general and specific employee equity and other incentives as it may from time to time deem advisable; and (iii) administer the Company's stock option plans. The members of the Compensation Committee, which met one time during the year ended December 31, 2006, are Robert M. Price (Chairman) and Dr. Peter R. Wilson. The Compensation Committee does not have a formal written charter. As a matter of practice, the Compensation Committee does not delegate any of its authority regarding the determination of executive compensation. Further, in determining executive compensation the opinions and recommendations of executive management are considered by the Compensation Committee.

         The Board of Directors has not established a nominating committee primarily because it believes that the current composition and size of the Board permit candid and open discussion regarding potential new candidates for director. The entire Board of Directors currently operates as the nominating committee for the Company, and all directors participate in the consideration of director nominees. Of the three directors currently serving on the Board, the Company believes that Dr. Peter R. Wilson and Robert M. Price are independent directors within the meaning of the NASDAQ Marketplace Rules applicable to directors and audit, compensation and nominating committee members of companies listed on the NASDAQ Global Market. The Company does not believe that Messrs. Wilson or Price are parties to other transactions, relationships or arrangements not otherwise disclosed that affect their independence. There is no formal process or policy that governs the manner in which the Company identifies potential candidates for director, and the Board of Directors has not adopted any specific, minimum qualifications that must be met to be nominated to serve as a director. Historically, however, the Board of Directors has considered several factors in evaluating candidates for nomination to the Board, including the candidate's knowledge of the Company and its business, the candidate's business experience and credentials, and whether the candidate would represent the interests of all the Company's stockholders as opposed to a specific group of stockholders. The Company does not have a formal policy with respect to its consideration of director nominees recommended by stockholders of the Company because the Board of Directors believes that it has been able to give appropriate consideration to candidates recommended by stockholders in prior years on a case-by-case basis. A stockholder who desires to recommend a candidate for nomination to the Board of Directors should do so in writing to the Company at 1310 Lady Street, Suite 601, Columbia, South Carolina 29201 Attn:
Chief Executive Officer.

Audit Committee Financial Expert

         The Board of Directors has determined that Dr. Peter R. Wilson is an "audit committee financial expert" for purposes of the rules and regulations of the Securities and Exchange Commission ("SEC") adopted pursuant to the Sarbanes-Oxley Act of 2002. Mr. Wilson also is an independent director within the meaning of the NASDAQ Marketplace Rules applicable to audit committee members of companies listed on the NASDAQ Global Market.

Nominees for Director

         Article III, Section 2 of the By-Laws of the Company provides that the Board of Directors shall consist of at least three and no more than fifteen members, which number will be determined, from time to time, by resolution adopted by the Board of Directors of the Company. The Board of Directors has set the number of directors at three, effective at the Annual Meeting. The three persons named below are nominated to serve on the Board of Directors until the 2008 Annual Meeting of Stockholders or until their successors are elected and qualified. Each nominee is currently a director of the Company.

         There is no formal policy regarding attendance by directors at annual stockholder meetings, although attendance is encouraged. Last year, three of the four directors of the Company attended the 2006 Annual Meeting of Stockholders of the Company.

         The age and a brief biographical description of each nominee for director are set forth below.

Joseph A. Boyle (53) has been a director since March 2000. Mr. Boyle became President and Chief Executive Officer of the Company in January 2000 and Chairman in March 2001. Mr. Boyle has also served as Chief Financial Officer of the Company since September 1996. Mr. Boyle also held the title of Senior Vice President from September 1996 to January 2000. Mr. Boyle has also previously served as Secretary and Treasurer of the Company. To conserve the Company's limited financial resources, Mr. Boyle has from time to time adjusted his time commitment to and compensation received from the Company. Since January 3, 2005, Mr. Boyle has performed consulting services for a local financial institution. From April 2003 to August 2004, Mr. Boyle also was a partner of Elliott Davis, LLC, a South Carolina public accounting firm. Prior to joining the Company, Mr. Boyle served as Price Waterhouse, LLP's engagement partner for most of its Kansas City, Missouri financial services clients and was a member of the firm's Mortgage Banking Group. Mr. Boyle was employed by Price Waterhouse, LLP from June 1982 to August 1996.

Robert M. Price (76) has served as a director of the Company since November 1994. He has been President of PSV, Inc., a technology consulting business located in Burnsville, Minnesota, since 1990. Between 1961 and 1990, Mr. Price served in various executive positions, including Chairman and Chief Executive Officer, with Control Data Corporation, a mainframe computer manufacturer and business services provider. Mr. Price is a graduate of Duke University, and earned a master's degree at the Georgia Institute of Technology. Mr. Price is a director of PNM Resources and Datalink Corporation.

Dr. Peter R. Wilson (54) has been a director of the Company since March 1994. Dr. Wilson served as Secretary of the Company from March 1994 until February 1996 and has been an Associate Professor at the Fuqua School of Business at Duke University since September 1991. He was an Assistant Professor at New York University's Stern School of Business between January 1983 and August 1991. Dr. Wilson teaches in the areas of financial accounting, financial reporting, financial statement analysis and strategic cost management. He earned a bachelor's degree and a Ph.D. in accounting at the University of North Carolina.

Compensation of Directors

         The Company has two non-employee directors, Robert M. Price and Dr. Peter R. Wilson. In order to conserve its cash resources, since March 2002 the Company has compensated its directors through stock-based compensation, primarily in the form of stock option grants. Prior to that time its policy was to compensate non-employee directors primarily through cash compensation and each received $2,000 for each meeting attended in person and $500 for each meeting attended by teleconference. In January 2003, the Company issued to Mr. Price and Dr. Wilson, each, 141,667 shares of its common stock to compensate them for cash compensation they had deferred due to the Company's limited cash resources.

         In March 2002, we adopted a director compensation plan under which non-employee directors received a one-time grant to purchase 100,000 shares of our common stock at the closing price on the date immediately preceding the grant date. The options vested over two years and were designed to compensate our non-employee directors for the two-year period ending in March 2004.

         From March 2004 until July 2006, our non-employee directors received no compensation from us. In July 2006 our Board of Directors approved a stock option grant in which our non-employee directors participated, the details of which are set forth in the table below. Our objectives in granting our non-employee directors the stock options were to compensate them for the period in which we have not compensated them, to provide them with future compensation during the period that the stock options vest and to further align their interest with the interest of our stockholders.

         Other than the reimbursement of out-of-pocket expenses incurred in attending meetings, we currently provide no other compensation to our non-employee directors.

         The following summary compensation table sets forth information concerning the cash and non-cash compensation earned by, paid to and awarded to our non-employee directors during the year ended December 31, 2006:

                          Director Compensation in 2006

                           Fees
                          Earned
                         or Paid        Option       All Other
       Name              In Cash        Awards     Compensation     Total
---------------------  ------------  ------------  ------------  ------------
Robert M. Price         $     -       $ 90,020 (1)  $     -       $ 90,020

Peter R. Wilson         $     -       $ 90,020 (1)  $     -       $ 90,020


(1) Amount represents the expense we recognized in 2006 related to the stock options we granted to Mr. Price and Dr. Wilson in July 2006 in accordance with a compensation plan adopted by the Board of Directors. The expense we recognized represents the portion of the estimated fair value of the options we granted allocable to 2006 and was determined in accordance with Statement of Financial Accounting Standards No. 123R, "Share-Based Payments." Under the plan Mr. Price and Dr. Wilson, each, received options to purchase 500,000 shares of our common stock at an exercise price of $0.35 per share and options to purchase 500,000 shares of our common stock at an exercise price of $0.50 per share. The total fair value of the options we granted to Mr. Price and Dr. Wilson was $132,500. The options with an exercise price of $0.35 vested immediately and the options with and exercise price of $0.50 vest ratably on the first and second anniversary of the grant date. The options are classified as non-qualified stock options for federal tax purposes and were granted outside of a shareholder-approved plan. The assumptions used in valuing these options are set forth in Note 5 of our consolidated financial statements included in the Company's 2006 Annual Report, as well as the Company's Annual Report on Form 10-K for the year ended December 31, 2006, as filed with the SEC.

Code of Ethics

         The Board of Directors has adopted a Code of Ethics for the Company's Chief Executive Officer and all other senior financial officers, including the principal accounting officer. The Company has filed a copy of the Code of Ethics as Exhibit 14 to its Annual Report on Form 10-K for the year ended December 31, 2003.

Stockholder Communications with Directors

         The Board of Directors has not adopted a formal process by which stockholders may communicate with the Board of Directors. However, a stockholder who desires to communicate with one or more of the Company's directors may do so by sending a written communication to the Company at 1310 Lady Street, Suite 601, Columbia, South Carolina 29201, Attn: Chief Executive Officer. The Company will provide all such written communications to the individual director(s) to whom such communications are directed.


                             EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

         Affinity has two employees, a Chief Executive Officer and a Chief Operating Officer. Both of these employees are "named executives" as such term is used for purposes of a discussion of our compensation policies and arrangements. Historically, our compensation policies and arrangements have, to a great extent, been dictated by the limited cash resources available for cash compensation to our named executives. Due to our limited cash resources, from 2003 until August 2006 both of our named executives received only a portion of the cash compensation each earned. During that period, our Chief Executive Officer and Chief Operating Officer received 60% and 63%, respectively, of cash compensation they earned. Moreover, during that period our Chief Executive Officer, from time to time, reduced his time commitment to Affinity in order to conserve cash resources.

         Due to our limited cash resources we have placed a high degree of emphasis on stock-based compensation, primarily in the form of stock option grants. These grants are intended to achieve our principal compensation objectives of retaining executive officers who have developed the significant historical experience, knowledge and relationships necessary to continue operating our highly specialized business and rewarding them for their contributions to the further development of our business and prospects. Further, we believe that stock-based compensation achieves an important compensation objective of aligning the interest of our named executives with the interest of our stockholders over a long period of time.

         As more fully explained in our Annual Report on Form 10-K for the year ended December 31, 2006 under the section heading "Our Business - Patents and Legal Matters," during 2006, we successfully concluded the reexamination of our U.S. Patent No. 6,105,007 in 2006. The successful conclusion of the reexamination caused the lifting of our patent infringement lawsuits, facilitated our ability to raise additional capital and necessitated the return to full time status of our Chief Executive Officer.

         In light of the general advance of our business activities as a result of the successful conclusion of the reexamination of our U.S. Patent 6,105,007, in July 2006 our Board of Directors approved new compensation terms for our named executives. The compensation terms consisted of the establishment of base cash compensation for and the granting of stock options to our named executives as described in the tables below. In determining the base cash compensation amounts our Board considered numerous factors, including: cash compensation levels of executives in comparably sized and complex companies; the cash compensation amount our named executives would likely receive from other companies based on their experience levels and the historical amounts we have paid to them, including these executives' history of voluntary salary reductions and deferral of earned cash compensation.

         During 2006, we granted a significant number of options to our named executives. Key factors considered in determining the level of stock options granted of to our named executives in 2006 included: levels of ownership of executives considered appropriate for similar companies at a comparable stage of development; the absence of stock option grants to the named executives in the preceding two years; and, our progress in advancing our patent and business interests in 2006.

         Other than cash compensation, which includes our named executives' base salary and amounts paid to them to defray the cost of their health care premiums, and stock-based compensation in the form of stock option grants, we currently provide no other compensation to our named executives. It is possible that, depending on our progress in the future, our Board of Directors could grant bonuses to our named executives based on factors they consider relevant at that time or that a formal bonus plan could be developed to reward our named executives for the achievement of specific objectives.

         Furthermore, neither of our named executives is subject to an employment contract and there are no formal or informal agreements with them concerning severance arrangements, other than common accelerated vesting provisions related to unvested stock options in the event we have a change of control.

         During 2006, neither of our named executives exercised any stock options.

Summary Compensation Table

         The following summary compensation table sets forth information concerning the cash and non-cash compensation earned by, paid to and awarded to our named executives during the year ended December 31, 2006:

                                                          Annual Compensation
                                            ------------------------------------------------
            Name and                                             Option         All Other
       Principal Position            Year       Salary           Awards        Compensation        Total
---------------------------------  -------- --------------   --------------   --------------   -------------
Joseph A. Boyle                      2006    $ 137,310 (1)    $ 366,803 (2)    $   3,058 (3)    $ 507,171
  President and Chief                2005       24,000 (4)          -              3,180 (5)       27,180
  Executive Officer                  2004       50,307 (6)          -              2,907 (7)       53,214

S. Sean Douglas                      2006    $ 111,918 (8)    $ 124,713 (9)    $   3,058 (10)   $ 239,689
  Executive Vice President           2005      100,000 (11)         -              3,180 (12)     103,180
  And Chief Operating Officer        2004      100,000 (13)         -              3,180 (14)     103,180

(1) Amount represents cash compensation of $93,071 Mr. Boyle received subsequent to his returning to full-time employment with Affinity in July 2006 and accrued compensation of $44,239 which has not been paid to Mr. Boyle due to our limited cash resources. From January 2006 through June 2006, Mr. Boyle received no cash compensation and compensation was accrued on his behalf at an annual rate of $24,000. From July 2006 through September 2006, Mr. Boyle was paid cash compensation at a rate less than the amount of compensation he earned due to limited cash resources. In July 2006, Mr. Boyle's base annual salary was established at $250,000.
(2) Amount represents the expense we recognized in 2006 related to the stock options we granted to Mr. Boyle in July 2006 in accordance with a compensation plan adopted by the Board of Directors. The expense we recognized represents the portion of the estimated fair value of the options we granted allocable to 2006 and was determined in accordance with Statement of Financial Accounting Standards No. 123R, "Share-Based Payments." Under the plan Mr. Boyle received options to purchase 2.5 million shares of our common stock at an exercise price of $0.50 per share. The options are classified as non-qualified stock options for federal tax purposes and were granted outside of a shareholder-approved plan. One-third (833,333) of the options vested at the date of grant and an additional 833,333 will vest on the first and second anniversary of the grant date, respectively. The assumptions used in valuing these options are set forth in Note 5 of our consolidated financial statements included herewith.

(3) Amount represents payments of $979 to Mr. Boyle and accrued payments of $2,079 for the maintenance of health insurance coverage under a non-company sponsored plan. We discontinued offering health insurance to our employees in 2003 in an effort to conserve cash.
(4) Amount represents accrued compensation which has not been paid to Mr. Boyle due to the limited cash resources of the Company.
(5) Amount represents accrued payments to Mr. Boyle for the maintenance of health insurance coverage under a non-company sponsored plan. The Company discontinued offering health insurance coverage to its employees in 2003 in an effort to conserve cash resources.
(6) Amount represents cash compensation of $34,615 Mr. Boyle received during the period August 20, 2004 through December 31, 2004 and accrued compensation of $15,692 for the period January 1, 2004 through August 19, 2004 which has not been paid to Mr. Boyle due to the limited cash resources of the Company.
(7) Amount includes $2,295 in payroll taxes paid on Mr. Boyle's behalf related to issuance of 500,000 shares of Common Stock in 2002. The amount also includes payments of $612 to Mr. Boyle for the maintenance of health insurance coverage under a non-company sponsored plan. The Company discontinued offering health insurance coverage to its employees in 2003 in an effort to conserve cash resources.
(8) Amount represents cash compensation of $66,789 Mr. Douglas received during 2006 and accrued compensation of $45,129 which has not been paid to Mr. Douglas due to our limited cash resources. In July 2006, Mr. Douglas' base annual salary was established at $125,000.
(9) Amount represents the expense we recognized in 2006 related to the stock options we granted to Mr. Douglas in July 2006 in accordance with a compensation plan adopted by the Board of Directors. The expense we recognized represents the portion of the estimated fair value of the options we granted allocable to 2006 and was determined in accordance with Statement of Financial Accounting Standards No. 123R, "Share-Based Payments." Under the plan Mr. Douglas received options to purchase 850 thousand shares of our common stock at an exercise price of $0.50 per share. The options are classified as non-qualified stock options for federal tax purposes and were granted outside of a shareholder-approved plan. One-third (283,333) of the options vested at the date of grant and an additional 283,333 will vest on the first and second anniversary of the grant date, respectively. The assumptions used in valuing these options are set forth in Note 5 of our consolidated financial statements included herewith.
(10) Amount represents payments of $2,324 to Mr. Douglas and accrued payments of $734 for the maintenance of health insurance coverage under a non-company sponsored plan. We discontinued offering health insurance to our employees in 2003 in an effort to conserve cash.
(11) Amount represents cash compensation of $35,738 paid to Mr. Douglas during 2005 and accrued compensation of $64,262 for 2005 which has not been paid to Mr. Douglas due to the limited cash resources of the Company.
(12) Amount represents cash payments of $1,712 to Mr. Douglas in 2005 and accrued payments of $1,468 in 2005 for the maintenance of health insurance coverage under a non-company sponsored plan. The Company discontinued offering health insurance coverage to its employees in 2003 in an effort to conserve cash resources.
(13) Amount represents cash compensation of $75,600 paid to Mr. Douglas during 2004 and accrued compensation of $24,400 for 2004 which has not been paid to Mr. Douglas due to the limited cash resources of the Company.
(14) Amount represents payments to Mr. Douglas for the maintenance of health insurance coverage under a non-company sponsored plan. The Company discontinued offering health insurance coverage to its employees in 2003 in an effort to conserve cash resources.

         The following table provides information regarding awards of equity compensation (all in the form of options to purchase our common stock) to our named executives during the year ended December 31, 2006.

                             Grants of Plan-Based Awards Table

                                                            Option Awards
                                     ---------------------------------------------------------
                                          Number of
                                         Securities           Exercise
                        Grant            Underlying           Price of           Grant Date
      Name              Date              Options             Options            Fair Value
----------------  -----------------  -----------------   -----------------   -----------------
Joseph A. Boyle      July 14, 2006          2,500,000     $          0.50     $       650,000

S. Sean Douglas      July 14, 2006            850,000     $          0.50     $       221,000

         The following table provides information with respect to unexercised options for our named executives as of December 31, 2006.

                        Outstanding Equity Awards at December 31, 2006

                       Number of          Number of
                      Securities         Securities
                      Underlying         Underlying
                     Unexercised        Unexercised           Option             Option
                       Options-           Options-           Exercise           Expiration
      Name           Exercisable       Unexercisable          Price                Date
----------------  -----------------  -----------------   -----------------   -----------------
Joseph A. Boyle             70,000                                 $ 3.75            7/9/2007
                           125,000                                   0.94           7/28/2008
                           100,000                                   0.50           10/4/2008
                           200,000                                   1.47           2/28/2010
                           200,000                                   0.09           4/19/2011
                           500,000                                   0.09           3/19/2012
                           833,333          1,666,667                0.50           7/13/2016

S. Sean Douglas                200                                   2.31           3/23/2008
                             1,000                                   1.50            7/6/2009
                            15,000                                   1.06           2/22/2010
                             7,500                                   1.06           7/21/2010
                            80,000             20,000                0.09           3/19/2012
                            75,000             50,000                0.19           4/27/2013
                           283,333            566,667                0.50           7/13/2016

                      REPORT OF THE COMPENSATION COMMITTEE
                                       ON
                             EXECUTIVE COMPENSATION

         The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management. Based on the review and discussion referred to above, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.


                                          Compensation Committee:
                                                 Robert M. Price
                                                 Dr. Peter R. Wilson



              CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Review and Approval of Related Person Transactions

         The Company's Audit Committee pursuant to prior practice in the exercise of its judgment and discretion, and as provided in its charter, reviews and approves the terms of any relationships and transactions in which the Company and directors and executive officers or their immediate family members have a direct or indirect material interest.

Related Party Transactions

         Since June 2002, the Company has primarily financed its operations from the proceeds received through the issuance of convertible notes. In June 2002, the Company's Chief Executive Officer purchased a convertible note in the principal amount of $125,000. In June 2004, all of the Company's then outstanding convertible notes, including the note issued to its Chief Executive Officer, went into default. In August 2006, the Company reached an agreement with the holders of its notes outstanding at that time (the "existing notes"), under which the Company exchanged the existing notes, all of which were in default, for new notes. The principal of the new notes included the original principal of the existing notes plus the accrued interest on the existing notes and mature in August 2008. In accordance with the exchange, the Company issued to its Chief Executive Officer a new note in the amount of $166,863. Additional information regarding the Company's convertible notes and this transaction with our Chief Executive Officer is discussed in "Management's Discussion and Analysis of Financial Condition and Results of Operations - Liquidity and Capital Resources" and in Note 4 to our consolidated financial statements included in the Company's 2006 Annual Report, as well as the Company's Annual Report on Form 10-K for the year ended December 31, 2006, as filed with the SEC.



                          REPORT OF THE AUDIT COMMITTEE

         Pursuant to its written charter, the Audit Committee of the Board of Directors oversees the Company's financial reporting process on behalf of the Board of Directors. Each member of the Audit Committee is independent within the meaning of NASDAQ Marketplace Rules applicable to audit committee members of companies listed on the NASDAQ Global Market. Management has the primary responsibility for the Company's Annual Report, including the quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

         The Committee reviewed and discussed the Company's audited financial statements with management and the Company's independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles. The Committee has discussed with the independent registered public accounting firm the matters required by Statement on Auditing Standards 61 (Communication with Audit Committees). In addition, the Committee discussed with the independent registered public accounting firm the firm's independence from management and the Company, including receipt of the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board, Standard No. 1 (Independence Discussion with Audit Committees). If applicable, the Committee also considers the compatibility of non-audit services provided by the independent registered public accounting firm with the firm's independence.

         Based on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the Board approve the inclusion of the audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2006, as filed with the Securities and Exchange Commission.

                                          Audit Committee:
                                                 Dr. Peter R. Wilson
                                                 Robert M. Price



                                 ACCOUNTING FEES

         The following table presents fees billed by Scott McElveen, LLP, the Company's independent registered public accounting firm, for 2006 and 2005 for
(i) audit fees, (ii) audit related fees (consisting entirely of fees associated with the Company's registration statement), (iii) tax fees, and (iv) all other fees :

                                                2006             2005
                                         ---------------------------------
             Audit Fees                          $28,500          $27,500
             Audit Related Fees                    2,225                -
             Tax Fees                                  -                -
             All Other Fees                            -                -
                                         ---------------------------------
             Total Fees                          $30,725          $27,500
                                         =================================

Pre-Approval Policy

         The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. Under the policy, and in accordance with the Sarbanes-Oxley Act of 2002, the Audit Committee may delegate pre-approval authority to one or more of its members. However, any member to whom such authority is delegated is required to report on any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee did not fail to pre-approve any of the services provided by Scott McElveen L.L.P. during 2006.

                           PROPOSALS TO BE VOTED UPON

Election of Directors

         The three individuals set forth under the caption "Board of Directors-Nominees for Director" have been nominated by the Board of Directors for election at the 2007 Annual Meeting of Stockholders. Each nominee for director has indicated that he is willing and able to serve as a director, if elected. However, if any nominee should become unable to serve or for good cause will not serve, the persons named on the enclosed proxy card will vote for such other nominees and substituted nominees as designated by the Board of Directors.

Appointment of Independent Registered Public Accounting Firm

         The firm of Scott McElveen L.L.P., Columbia, South Carolina, has been appointed by the Audit Committee as the Company's independent registered public accounting firm for the year ending December 31, 2007, subject to ratification of that appointment by the stockholders of the Company. Scott McElveen L.L.P. has acted as the independent public accounting firm for the Company since March 2002. Representatives of Scott McElveen L.L.P. are expected to be present at the Annual Meeting with the opportunity to make a statement if they so desire and will also be available to respond to appropriate questions.

         The persons named on the accompanying proxy card intend to vote in favor of the ratification of the appointment of Scott McElveen L.L.P. as the Company's independent registered public accounting firm for the year ending December 31, 2007, unless a contrary choice is indicated on the enclosed proxy card. The Board of Directors unanimously recommends that each stockholder vote FOR this proposal.


                            PROPOSALS BY STOCKHOLDERS

         Under certain conditions, stockholders may request the Company to include a proposal for action at a forthcoming meeting of the stockholders of the Company in the proxy material of the Company for such meeting. Only persons who have held beneficially or of record the lesser of at least $2,000 in market value, or 1% of the outstanding Common Stock, for at least one year on the date the proposal is submitted and who continue in such capacity through the meeting date are eligible to submit proposals to be considered for inclusion in the Company's proxy statement. All such proposals of stockholders intended to be presented at the 2008 Annual Meeting of Stockholders of the Company must be received by the Company no later than January 2, 2008 for inclusion in the Proxy Statement and proxy card relating to such meeting.

         In addition, under Article II, Section 9 of the Company's By-Laws, nominations for election as a director of the Company and proposals for stockholder action must be made in writing and be delivered or mailed to the Company (i) in the case of an annual meeting of stockholders that is called for a date that is within 30 days before or after the anniversary date of the immediately preceding annual meeting of stockholders, not less than 60 days nor more than 90 days prior to such anniversary date and (ii) in the case of an annual meeting of stockholders that is called for a date that is not within 30 days before or after the anniversary date of the immediately preceding annual meeting of stockholders, or in the case of a special meeting of stockholders, not later than the close of business on the tenth day following the day on which the notice of meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first. Such notification must contain a written statement of the stockholder's proposal and of the reasons therefore and, in the case of a nomination for director, nominations must contain the following information to the extent known by the notifying stockholder: (a) the name, age and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the nominee's qualifications to serve as a director; (d) the name and residence address of the notifying stockholder; and (e) the number of shares owned by the notifying stockholder. Nominations or proposals not made in accordance with these procedures may be disregarded by the chairman of the meeting in his discretion, and upon his instructions all votes cast for each such nominee or for such proposal may be disregarded.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors and certain officers of the Company, and persons who own more than 10% of the outstanding shares of the Company's Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based on the Company's review of the reports filed during 2006, the Company believes that all such reports were filed on a timely basis.

                                  OTHER MATTERS

         The management of the Company knows of no other business that will be presented for consideration at the Annual Meeting. However, if other matters are properly presented at the meeting, it is the intention of the persons named on the accompanying proxy card to vote such proxies in accordance with their best judgment.


                                          By order of the Board of Directors.

                                          /s/ Joseph A. Boyle
                                          -------------------
                                          Joseph A. Boyle
                                          Chairman, President and
                                          Chief Executive Officer

April 30, 2007

Appendix A

                         AFFINITY TECHNOLOGY GROUP, INC.

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                          AMENDED AND RESTATED CHARTER


I.       PURPOSE

The primary function of the Audit Committee (the "Committee") is to assist the Board of Directors of Affinity Technology Group, Inc. (the "Corporation") in overseeing (a) the Corporation's accounting and financial reporting processes generally, (b) the audits of the Corporation's financial statements, and (c) the Corporation's systems of internal controls regarding finance and accounting.

While the Committee has the responsibilities and authority set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete, accurate or in accordance with generally accepted accounting principles. That is the responsibility of management and the independent accountants.

The independent accountants are ultimately accountable to the Committee, which has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants. The Committee has direct responsibility for the compensation and oversight of the work of the independent accountants (including resolution of disagreements between management and the independent accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent accountants shall report directly to the Committee.

The Corporation shall provide appropriate funding, as determined by the Committee, for payment of compensation to the independent accountants for all audit and other services approved by the Committee or pursuant to its policies and to discharge any of the Committee's powers or responsibilities.

II.      COMPOSITION

The Committee shall be comprised of such directors as appointed by the Board from time to time. Unless otherwise determined by the Board, each member of the Committee will be an "independent director" within the meaning of such standards as deemed appropriate by the Board. Unless a Chairman of the Committee is appointed by the Board, the members of the Committee may designate a Chairman by majority vote of the full Committee membership.

III.     MEETINGS

The Committee shall meet at least one time annually, or more frequently as circumstances dictate. The Committee may ask members of management or others to attend any meeting and provide information or advice as needed. As part of its responsibility to foster open communication, the Committee may meet periodically with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or either of these groups believes should be discussed privately.

IV.      ACTIVITIES

To fulfill its responsibilities and duties, the Committee shall:

Review of Documents and Reports; Audit Committee Report
-------------------------------------------------------

         1. Review this Charter from time to time and recommend its revision by the Board, as conditions require.

         2. Review the Corporation's annual financial statements and any accompanying certification, report, opinion, or review by the independent accountants.

         3. Have the authority to retain special legal, accounting or other consultants to advise the Committee, and otherwise to seek information or advice in any manner it deems appropriate.

         4. Inquire of management and the independent accountants about significant risks or exposures and assess the steps management has taken to minimize such risks to the Corporation.

         5. Provide a report or any other disclosures required of the Committee to be included in each proxy statement of the Corporation. Such report shall include the name of each Committee member and shall contain such information as is required to be included in such report by the rules and regulations of the Securities and Exchange Commission, including, without limitation, the representation that the Committee has received the disclosures and letter from the independent accountants consistent with Standard No. 1 of the Independence Standards Board, or any such successor standard then in effect.

Independent Accountants
-----------------------

         6. Select the independent accountants, considering independence and effectiveness, and approve the scope of the proposed audit for each fiscal year and the fees and other compensation to be paid to the independent accountants therefor.

         7. Review and periodically discuss with the accountants all significant relationships the accountants have with the Corporation and others that may affect the accountants' independence.

         8. Review the performance of the independent accountants, and replace the independent accountants if and when circumstances warrant.

         9. Periodically consult with the independent accountants about internal controls and the Corporation's financial statements.

         10. Preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Corporation by its independent accountants, subject to such exceptions for non-audit services as permitted by applicable laws and regulations. The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Committee at its next scheduled meeting.

         11. Evaluate the qualifications, performance and independence of the independent accountants, including considering whether the provision of permitted non-audit services is compatible with maintaining the accountant's independence, and taking into account the opinion of management.

Financial Reporting Processes
-----------------------------

         12. In consultation the independent accountants, review the integrity and adequacy of the Corporation's financial reporting processes, both internal and external.

         13. Discuss with the independent accountants their judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

         14. Review and discuss reports from the independent accountants on: (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountants; and (c) other material written communications between the independent accountants and management, such as any management letter or schedule of unadjusted differences.

         15. Consider and review with the independent accountants any significant findings and recommendations of those accountants, together with management's responses thereto.

         16. Consider, and approve if appropriate, any major changes to the Corporation's auditing and accounting principles and practices suggested by the independent accountants or management.

Process Improvement
-------------------

         17. Facilitate the reporting to the Committee by both management and the independent accountants of any significant judgments made in management's preparation of the financial statements and the view of both management and the accountants as to appropriateness of such judgments.

         18. After completion of the annual audit, review with both management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

         19. Review and resolve any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

         20. Review with the independent accountants and management the extent to which any changes or improvements in financial or accounting practices that have been approved by the Committee have been implemented.

Miscellaneous
-------------

         21. Report Committee activities to the Board of Directors and make such recommendations to the Board of Directors as the Committee deems appropriate.

         22. Perform any other activities consistent with this Charter, the Corporation's bylaws and governing law that the Committee or the Board may deem necessary or appropriate.

         23. Receive reports regarding, and review, any "related person" transactions, within the meaning of applicable disclosure rules of the Securities and Exchange Commission or any other applicable stock exchange or trading market rules, and determine whether to ratify or approve such transactions.

                                   PROXY CARD
                         AFFINITY TECHNOLOGY GROUP, INC.
                           1310 Lady Street, Suite 601
                               Columbia, SC 29201

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
           -----------------------------------------------------------

The undersigned hereby appoints Joseph A. Boyle and S. Sean Douglas as agents, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of Affinity Technology Group, Inc. held by the undersigned as of the close of business on April 6, 2007 at the 2007 Annual Meeting of the Stockholders of Affinity Technology Group, Inc. to be held on Thursday, May 31, 2007, at 10:00 a.m. at the Embassy Suites, 200 Stoneridge Drive, Columbia, South Carolina and at any adjournment thereof.

                                (see other side)
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

            [X] Please mark your votes as indicated in this example.

1.       ELECTION OF DIRECTORS

         [  ]  FOR all nominees listed
               (except as marked to the contrary)

         [  ]  WITHHOLD AUTHORITY
               to vote for all nominees listed

         (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

                ---------------------------------------------------------
                Joseph A. Boyle, Robert M. Price, Peter R. Wilson


2. PROPOSAL TO RATIFY THE APPOINTMENT OF SCOTT McELVEEN L.L.P., INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, FOR THE YEAR ENDING DECEMBER 31, 2007.

         [  ]  FOR              [  ]  AGAINST              [  ]  ABSTAIN

3. IN THEIR DISCRETION, THE PROXY AGENTS ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

This proxy, when properly dated and executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted for all the nominees for director named above and for Proposal 2.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


------------------------------------------
Signature


------------------------------------------
Signature if held jointly

DATED: ____________________________ , 2007

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

                              FOLD AND DETACH HERE